                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

COM ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                            VAN KAMPEN COMSTOCK FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....   20.12%     19.13%      19.13%
One-year total return(2).................   13.20%     14.13%      18.13%
Five-year average annual total
return(2)................................   18.74%     19.04%      19.20%
Ten-year average annual total
return(2)................................   16.40%        N/A         N/A
Life-of-Fund average annual total
return(2)................................   12.89%     17.70%      18.73%
Commencement date........................ 10/07/68   10/19/92    10/26/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities in which the Fund invests may be subject to special risks including currency exchange, rate fluctuations, and political and economic instability.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Comstock Fund vs. the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (December 31, 1988 through December 31,
    1998)
                                   [GRAPH]

                                                                             STANDARD & POOR'S 500-      LIPPER GROWTH & INCOME
                                                VAN KAMPEN COMSTOCK FUND           STOCK INDEX                 FUND INDEX
                                                ------------------------     ----------------------      ----------------------
Dec 1988                                                 9424.00                    10000.00                    10000.00
                                                        10130.00                    10711.00                    10601.00
                                                         9957.00                    10401.00                    10471.00
                                                        10231.00                    10708.00                    10682.00
                                                        10728.00                    11244.00                    11116.00
                                                        11110.00                    11639.00                    11496.00
                                                        11023.00                    11651.00                    11461.00
                                                        11938.00                    12680.00                    12231.00
                                                        12133.00                    12877.00                    12495.00
                                                        12053.00                    12896.00                    12415.00
                                                        11765.00                    12572.00                    12049.00
                                                        12003.00                    12780.00                    12207.00
Dec 1989                                                12301.00                    13159.00                    12373.00
                                                        11408.00                    12253.00                    11670.00
                                                        11545.00                    12358.00                    11840.00
                                                        11890.00                    12761.00                    12055.00
                                                        11645.00                    12418.00                    11715.00
                                                        12813.00                    13560.00                    12591.00
                                                        12789.00                    13560.00                    12507.00
                                                        12692.00                    13489.00                    12425.00
                                                        11637.00                    12217.00                    11413.00
                                                        11097.00                    11705.00                    10825.00
                                                        11032.00                    11627.00                    10656.00
                                                        11645.00                    12324.00                    11286.00
Dec 1990                                                11888.00                    12749.00                    11632.00
                                                        12362.00                    13278.00                    12233.00
                                                        13144.00                    14172.00                    13035.00
                                                        13402.00                    14594.00                    13292.00
                                                        13350.00                    14599.00                    13350.00
                                                        13991.00                    15162.00                    13884.00
                                                        13308.00                    14562.00                    13244.00
                                                        13999.00                    15216.00                    13809.00
                                                        14407.00                    15515.00                    14130.00
                                                        14174.00                    15340.00                    14025.00
                                                        14523.00                    15522.00                    14244.00
                                                        14016.00                    14840.00                    13631.00
Dec 1991                                                15685.00                    16617.00                    14860.00
                                                        15327.00                    16286.00                    14844.00
                                                        15479.00                    16442.00                    15121.00
                                                        15130.00                    16199.00                    14844.00
                                                        15420.00                    16651.00                    15117.00
                                                        15554.00                    16667.00                    15275.00
                                                        15231.00                    16507.00                    15021.00
                                                        15814.00                    17157.00                    15511.00
                                                        15518.00                    16745.00                    15239.00
                                                        15761.00                    17027.00                    15445.00
                                                        15940.00                    17063.00                    15513.00
                                                        16559.00                    17580.00                    16039.00
Dec 1992                                                16710.00                    17881.00                    16291.00
                                                        16778.00                    18007.00                    16544.00
                                                        17000.00                    18196.00                    16790.00
                                                        17350.00                    18659.00                    17256.00
                                                        16947.00                    18185.00                    17042.00
                                                        17271.00                    18598.00                    17369.00
                                                        17378.00                    18748.00                    17477.00
                                                        17398.00                    18648.00                    17571.00
                                                        17990.00                    19290.00                    18232.00
                                                        18027.00                    19230.00                    18254.00
                                                        18156.00                    19603.00                    18537.00
                                                        17799.00                    19350.00                    18240.00
Dec 1993                                                18230.00                    19675.00                    18673.00
                                                        18830.00                    20314.00                    19314.00
                                                        18352.00                    19704.00                    18824.00
                                                        17533.00                    18935.00                    18069.00
                                                        17793.00                    19153.00                    18314.00
                                                        17838.00                    19391.00                    18532.00
                                                        17336.00                    19016.00                    18163.00
                                                        17834.00                    19615.00                    18660.00
                                                        18490.00                    20353.00                    19369.00
                                                        17875.00                    19946.00                    18913.00
                                                        18056.00                    20362.00                    19123.00
                                                        17375.00                    19558.00                    18416.00
Dec 1994                                                17561.00                    19942.00                    18596.00
                                                        18142.00                    20426.00                    18887.00
                                                        18864.00                    21163.00                    19594.00
                                                        19426.00                    21878.00                    20054.00
                                                        19907.00                    22490.00                    20607.00
                                                        20664.00                    23306.00                    21299.00
                                                        21069.00                    23959.00                    21701.00
                                                        21918.00                    24721.00                    22429.00
                                                        22006.00                    24713.00                    22643.00
                                                        22778.00                    25858.00                    23318.00
                                                        22337.00                    25729.00                    23001.00
                                                        23439.00                    26785.00                    23989.00
Dec 1995                                                23911.00                    27409.00                    24386.00
                                                        24848.00                    28303.00                    25111.00
                                                        25012.00                    28500.00                    25462.00
                                                        25599.00                    28879.00                    25787.00
                                                        26178.00                    29267.00                    26182.00
                                                        26349.00                    29936.00                    26564.00
                                                        26336.00                    30172.00                    26450.00
                                                        25259.00                    28791.00                    25373.00
                                                        25926.00                    29333.00                    26137.00
                                                        26922.00                    31097.00                    27303.00
                                                        27179.00                    31910.00                    27922.00
                                                        29154.00                    34251.00                    29720.00
Dec 1996                                                29253.00                    33686.00                    29428.00
                                                        30045.00                    35752.00                    30740.00
                                                        30183.00                    35964.00                    31002.00
                                                        29206.00                    34595.00                    29923.00
                                                        29862.00                    36616.00                    31029.00
                                                        31951.00                    38761.00                    32834.00
                                                        32816.00                    40622.00                    34121.00
                                                        35283.00                    43795.00                    36570.00
                                                        34892.00                    41279.00                    35198.00
                                                        37014.00                    43660.00                    36977.00
                                                        35611.00                    42154.00                    35749.00
Dec 1997                                                36891.00                    44034.00                    36747.00
                                                        38004.00                    44909.00                    37338.00
                                                        38403.00                    45365.00                    37436.00
                                                        40679.00                    48560.00                    39785.00
                                                        42855.00                    51160.00                    41626.00
                                                        43051.00                    51624.00                    41850.00
                                                        42070.00                    50652.00                    41178.00
                                                        42299.00                    52844.00                    41674.00
                                                        41118.00                    52230.00                    40654.00
                                                        36390.00                    44615.00                    34912.00
                                                        39771.00                    47598.00                    36478.00
                                                        42712.00                    51419.00                    39128.00
                                                        44739.00                    54460.00                    41013.00
Dec 1998                                                45650.00                    57717.00                    42408.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

Fund's Total Return
1 Year Avg. Annual  = 13.20%
5 Year Avg. Annual  = 18.74%
10 Year Avg. Annual = 16.40%

                               GLOSSARY OF TERMS

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobiles, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock. The definition used by Morningstar, an independent mutual fund rating service, places companies in one of three flexible categories that grow or shrink along with the market. According to Morningstar, as of December 31, 1998,
    - LARGE CAPS have market capitalizations greater than $8.4 billion
    - MID CAPS have market capitalizations between $1.3 and $8.4 billion
    - SMALL CAPS have market capitalizations less than $1.3 billion

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

                            VAN KAMPEN COMSTOCK FUND

We recently spoke to the management team of the Van Kampen Comstock Fund about the events and economic forces that shaped the markets during the past year. The team includes B. Robert Baker, Jr., portfolio manager; Jason Leder and Edie B. Terreson, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1998.

   Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE PAST YEAR?

   A The year was marked by market volatility--both upward and downward. During the first half of the year, steady economic growth and low inflation allowed the U.S. stock market to overcome the negative effects of the
Asian economic crisis. After peaking at 9337 in July, however, the market succumbed to overseas turmoil, as analysts slashed their earnings estimates for U.S. companies. In the third quarter, the Dow tumbled below 7600 on the way to its worst quarterly performance in eight years. The fourth quarter saw a turnaround, as a series of interest rate cuts by the Federal Reserve Board helped restore investors' confidence in the stock market. After this tumultuous year, the Dow closed 1998 with an 18 percent gain.

   Q  WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE
      FUND'S OBJECTIVE?

   A We consistently seek to identify undervalued stocks that have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, because their stock prices are usually lower than what we think these companies are actually worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding that company to the portfolio.

   Q  HOW DID YOU APPLY THIS STRATEGY DURING THE PAST YEAR?

   A As the stock market surged upward in the first half of 1998, stock valuations became extremely high. We found lower, more favorable valuations among noncyclical, or "defensive," stocks--stocks of companies whose earnings aren't closely tied to the health of the economy. As a result, we made sizable investments in electric utilities and consumer nondurables, particularly tobacco.
    When the stock market began to slide downward, the Fund benefited from its defensive holdings, which performed well despite the market decline. We sold some of our electric utilities and tobacco stocks for a profit and used the proceeds to purchase stocks in economically sensitive industries, such as paper and steel, where valuations had improved substantially in light of the market retreat.

   Q IS YOUR HEAVY EXPOSURE TO DEFENSIVE STOCKS AN INDICATION THAT YOU ANTICIPATE A BEAR MARKET?

   A Not at all. Right now, we are finding value among electric utilities, consumer nondurables, and health care services, as well as economically sensitive stocks such as papers and steels. Consequently, we've allocated a significant portion of the Fund's assets to stocks in these areas. Our allocations typically don't reflect our opinion on the direction of the stock market. Generally, we adopt a neutral position on the stock market and focus instead on the potential of individual companies.

   Q  WHICH STOCKS SUPPORTED FUND PERFORMANCE?

   A Our best-performing stocks came from a variety of industries. Texas Utilities and Houston Industries were some of our stronger holdings in the electric utilities sector. In the paper industry, Union Camp has risen more than 30 percent since mid-year, due in part to International Paper's bid to purchase the company. Waste Management, one of our largest holdings, also rose sharply during the reporting period. Its acquisition by USA Waste led to an increase of more than 23 percent this year. Philip Morris performed extremely well, both in anticipation of and following the settlement of several state lawsuits against the tobacco industry. Micron Technology, a leading semiconductor company, appreciated nearly 70 percent during the fourth quarter alone as this industry showed signs of recovery.
    These are just a few examples among many that contributed to the Fund's positive performance for the year. Remember, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional portfolio highlights, please refer to page 9.

   Q  WHAT FACTORS WORKED AGAINST THE FUND?

   A Aside from the challenges presented by a volatile market, the Fund encountered a few obstacles this year. In the first half of the year, tobacco stocks hindered the Fund's performance amid uncertainty about the outcome of legal and legislative issues in the tobacco industry. However, a recent settlement propelled our tobacco holdings, including RJR Nabisco and Philip Morris, and they finished the year on a high note. Despite the settlement, RJR Nabisco's stock price declined nearly 23 percent for the year.
    Many stocks of economically sensitive industries, including gold and oil, performed poorly as commodity prices declined around the world. In fact, the Goldman Sachs Commodity Index lost 38 percent for the year. We have increased the Fund's exposure in these areas, however, due to the extremely low relative valuations.

   Q  HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

   A The Fund performed very well this year, far outpacing the average return of its mutual fund peers. The Fund achieved a one-year total return of
      20.12 percent(1) (Class A shares at net asset value) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 13.58 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

   A As we closed out 1998, the U.S. economy was still growing steadily, inflation remained low, and the stock market was near its all-time high. Stock prices reflect this good news, and stocks appear to be fully valued.
    With the soaring stock market countered by global uncertainty, we believe value-oriented funds may be well suited for this environment. While enormous liquidity and consequent demand for stocks could drive prices even higher, valuation levels are already high enough that investors who participate in the stock market must generally assume a higher degree of risk. Because large growth stocks are highly valued by almost any historical measure, the Fund's focus on undervalued stocks may be attractive to investors looking for stock market exposure. The Comstock Fund's "keen eye for value makes it one of the category's most attractive options," according to Morningstar, an independent mutual fund rating agency.*

[SIG.]

B. Robert Baker, Jr.

Portfolio Manager

[SIG.]

Jason Leder

Portfolio Comanager

[SIG.]

Edie B. Terreson

Portfolio Comanager

[SIG.]

Stephen L. Boyd

Chief Investment Officer
Equity Investments

---------------
* Morningstar Mutual Funds, December 6, 1998.
                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN COMSTOCK FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                             PERCENTAGE OF
                                   TOP TEN HOLDINGS        THESE INVESTMENTS
                                AS OF DECEMBER 31, 1998    TWELVE MONTHS AGO
Tenet Healthcare Corp. .......           4.3% .........           N/A
Waste Management, Inc. .......           4.2% .........          2.8%
Rhone-Poulenc, SA, Class A--
  ADR (France) ...............           2.4% .........           N/A
RJR Nabisco Holdings Corp. ...           2.2% .........          1.6%
Dial Corp. ...................           2.1% .........          2.7%
Kimberly Clark Corp. .........           2.1% .........          1.2%
AMBAC Financial Group,
  Inc. .......................           2.0% .........          1.3%
Texas Utilities Co. ..........           2.0% .........          3.0%
SunGard Data Systems, Inc. ...           1.9% .........          1.6%
Providian Financial Corp. ....           1.9% .........           N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1998

Utilities........................................  18%
Finance..........................................  15%
Health Care......................................  14%
Raw Materials/Processing Industries..............  12%
Consumer Non-Durables............................  10%

AS OF DECEMBER 31, 1997
Utilities........................................  27%
Finance..........................................  13%
Raw Materials/Processing Industries..............  10%
Consumer Non-Durables............................   9%
Technology.......................................   8%

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
COMMON STOCKS  95.9%
CONSUMER DISTRIBUTION  4.2%
CompUSA, Inc. (a)...........................................  1,104,000    $   14,421,000
Dillards Department Stores Inc., Class A....................    145,000         4,114,375
Federated Department Stores, Inc. (a).......................    454,000        19,777,375
Payless Shoesource Inc. (a).................................    394,400        18,684,700
Saks, Inc. (a)..............................................    893,200        28,191,625
                                                                           --------------
                                                                               85,189,075
                                                                           --------------
CONSUMER NON-DURABLES  9.4%
Dial Corp...................................................  1,418,200        40,950,525
Kimberly Clark Corp.........................................    731,000        39,839,500
Mattel, Inc.................................................    345,000         7,870,313
Philip Morris Cos., Inc.....................................    633,000        33,865,500
RJR Nabisco Holdings Corp...................................  1,415,000        42,007,812
Tommy Hilfiger Corp. (a)....................................    420,000        25,200,000
                                                                           --------------
                                                                              189,733,650
                                                                           --------------
CONSUMER SERVICES  0.5%
Mirage Resorts Inc. (a).....................................    723,000        10,799,813
                                                                           --------------
ENERGY  9.3%
Amoco Corp..................................................    336,000        20,286,000
Apache Corp.................................................    314,000         7,948,125
Atlantic Richfield Co.......................................    330,000        21,532,500
British Petroleum Co. PLC -- ADR (United Kingdom)...........    108,000         9,679,500
Burlington Resources, Inc...................................    220,000         7,878,750
Chevron Corp................................................    264,000        21,895,500
Enron Oil & Gas Company.....................................    436,000         7,521,000
ENSCO International, Inc....................................    940,000        10,046,250
Halliburton Co..............................................    310,000         9,183,750
Rowan Cos., Inc. (a)........................................    900,000         9,000,000
Texaco, Inc.................................................    377,000        19,933,875
Ultramar Diamond Shamrock...................................    530,000        12,852,500
Unocal Corp.................................................    648,000        18,913,500
USX -- Marathon Group.......................................    202,700         6,106,337
YPF Sociedad Anonima, Class D -- ADR (Argentina)............    147,000         4,106,812
                                                                           --------------
                                                                              186,884,399
                                                                           --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
FINANCE  13.9%
AMBAC Financial Group, Inc..................................    638,900    $   38,453,794
American Bankers Insurance Group, Inc.......................     83,000         4,015,125
Bank One Corp...............................................     87,600         4,473,075
BankAmerica Corp............................................    243,397        14,634,245
Bear Stearns Cos., Inc......................................    438,400        16,385,200
Chase Manhattan Corp........................................    249,000        16,947,562
CIT Group Inc., Class A.....................................    515,000        16,383,437
CMAC Investment Corp........................................    437,700        20,106,844
Conseco, Inc................................................    369,000        11,277,562
Everest Reinsurance Holdings, Inc...........................    185,000         7,203,438
LandAmerica Financial Group, Inc............................    198,100        11,056,456
Liberty Financial Cos., Inc.................................    150,300         4,058,100
Nationwide Financial Services, Inc., Class A................     88,900         4,595,019
Providian Financial Corp....................................    490,500        36,787,500
Torchmark, Inc..............................................     55,000         1,942,188
United Asset Management Corp................................    285,800         7,430,800
Washington Mutual, Inc......................................    935,900        35,739,681
Wells Fargo Company.........................................    694,500        27,736,593
                                                                           --------------
                                                                              279,226,619
                                                                           --------------
HEALTHCARE  13.7%
American Home Products Corp.................................    582,300        32,790,769
Bausch & Lomb, Inc..........................................    505,300        30,318,000
HEALTHSOUTH Corp. (a).......................................  1,125,000        17,367,188
Mylan Laboratories, Inc.....................................    408,000        12,852,000
Pharmacia & Upjohn, Inc.....................................    360,000        20,385,000
Rhone-Poulenc, SA, Class A -- ADR (France)..................    912,600        45,858,150
Tenet Healthcare Corp. (a)..................................  3,171,700        83,257,125
United HealthCare Corp......................................    733,000        31,564,812
                                                                           --------------
                                                                              274,393,044
                                                                           --------------
PRODUCER MANUFACTURING  9.2%
American Power Conversion Corp. (a).........................    674,700        32,680,781
Bouygues Offshore SA -- ADR (France)........................     43,300           460,063
Cognex Corp. (a)............................................  1,176,900        23,538,000
Kennametal Inc..............................................    506,000        10,752,500

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
LucasVarity PLC -- ADR (United Kingdom).....................    282,000    $    9,447,000
Parker Hannifin Corp........................................    176,000         5,764,000
U.S. Filter Corp. (a).......................................    940,000        21,502,500
Waste Management, Inc.......................................  1,725,750        80,463,093
                                                                           --------------
                                                                              184,607,937
                                                                           --------------
RAW MATERIALS/PROCESSING INDUSTRIES  11.7%
Barrick Gold Corp...........................................    628,000        12,246,000
Bethlehem Steel Corp. (a)...................................  2,328,000        19,497,000
Boise Cascade Corp..........................................    990,000        30,690,000
British Steel PLC -- ADR (United Kingdom)...................    964,000        14,098,500
Champion International Corp.................................    636,000        25,758,000
Freeport-McMoRan Copper & Gold, Inc., Class B...............  1,215,600        12,687,825
Georgia Pacific Group.......................................    184,000        10,775,500
Homestake Mining Co.........................................  1,083,000         9,950,063
Imperial Chemical Industries PLC -- ADR (United Kingdom)....    460,000        16,071,250
Louisiana-Pacific Corp......................................    882,000        16,151,625
Newmont Mining Corp.........................................    338,000         6,105,125
Placer Dome, Inc............................................    944,000        10,856,000
Smurfit-Stone Container Corp. (a)...........................    993,960        15,716,992
Union Camp Corp.............................................    150,000        10,125,000
USX -- U.S. Steel, Inc......................................  1,020,000        23,460,000
                                                                           --------------
                                                                              234,188,880
                                                                           --------------
TECHNOLOGY  6.1%
Amkor Technology, Inc. (a)..................................    447,200         4,835,350
Avnet, Inc..................................................    109,000         6,594,500
Comverse Technology, Inc. (a)...............................     85,000         6,035,000
ECI Telecommunications Limited..............................    403,000        14,356,875
Electronics for Imaging, Inc. (a)...........................    155,000         6,229,063
Etec Systems, Inc. (a)......................................    270,000        10,800,000
Micron Technology, Inc. (a).................................    257,360        13,012,765
Quantum Corp. (a)...........................................    891,000        18,933,750
SunGard Data Systems, Inc. (a)..............................    931,800        36,980,812
VLSI Technology, Inc. (a)...................................    373,100         4,080,781
                                                                           --------------
                                                                              121,858,896
                                                                           --------------
TRANSPORTATION  0.5%
Canadian National Railway Co................................    200,000        10,375,000
                                                                           --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
UTILITIES  17.4%
Baltimore Gas & Electric Co.................................    318,000    $    9,818,250
BEC Energy..................................................    516,000        21,252,750
Bell Atlantic Corp..........................................    352,000        19,998,000
Carolina Power & Light Co...................................    200,000         9,412,500
Central & South West Corp...................................    416,000        11,414,000
DTE Energy Co...............................................    363,000        15,563,625
Entergy Corp................................................    330,000        10,271,250
FirstEnergy Corp............................................    320,000        10,420,000
Florida Progress Corp.......................................    140,000         6,273,750
GPU, Inc....................................................    345,000        15,244,688
Houston Industries, Inc.....................................  1,140,000        36,622,500
Idacorp Inc.................................................    611,000        22,110,562
Illinova Corp...............................................    296,000         7,400,000
New Century Energies, Inc...................................    239,000        11,651,250
Northeast Utilities (a).....................................    152,000         2,432,000
Northern States Power Co....................................    339,000         9,407,250
OGE Energy Corp.............................................    673,000        19,517,000
PacifiCorp..................................................    412,000         8,677,750
Pinnacle West Capital Corp..................................    276,000        11,695,500
Public Service Co. of New Mexico............................    783,100        16,004,606
Public Service Enterprise Group.............................    250,000        10,000,000
TECO Energy, Inc............................................    210,000         5,919,375
Texas Utilities Co..........................................    804,000        37,536,750
U.S. West, Inc..............................................    306,000        19,775,250
                                                                           --------------
                                                                              348,418,606
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $1,615,956,227)................................................     1,925,675,919
                                                                           --------------
SHORT-TERM INVESTMENTS  5.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS  4.4%
Federal Home Loan Bank Consolidated Discount Notes
($34,000,000 par, yielding 5.14%, 01/08/99 maturity) (b)...............        33,966,283
Federal Home Loan Mortgage Corporation Discount Notes
($800,000 par, yielding 5.14%, 01/08/99 maturity)......................           799,207
Federal National Mortgage Association Discount Notes
($20,000,000 par, yielding 4.89%, 01/27/99 maturity)...................        19,930,233
Federal National Mortgage Association Discount Notes
($7,500,000 par, yielding 4.86%, 02/02/99 maturity) (b)................         7,468,000

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                                         Market Value
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association Discount Notes
($25,000,000 par, yielding 5.06%, 02/04/99 maturity)...................    $   24,881,944
                                                                           --------------
                                                                               87,045,667
                                                                           --------------
COMMERCIAL PAPER  1.1%
General Electric Capital Corp.
($22,465,000 par, yielding 5.00%, 01/04/99 maturity)...................        22,452,519
                                                                           --------------
TOTAL SHORT-TERM INVESTMENTS  5.5%
  (Cost $109,498,186)..................................................       109,498,186
                                                                           --------------
TOTAL INVESTMENTS  101.4%
  (Cost $1,725,454,413)................................................     2,035,174,105
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)..........................       (28,170,776)
                                                                           --------------
NET ASSETS  100.0%.....................................................    $2,007,003,329
                                                                           ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,725,454,413).....................  $2,035,174,105
Cash........................................................           5,835
Receivables:
  Investments Sold..........................................       7,403,401
  Fund Shares Sold..........................................       6,200,058
  Dividends.................................................       3,481,209
  Variation Margin on Futures...............................          86,125
Other.......................................................          58,765
                                                              --------------
      Total Assets..........................................   2,052,409,498
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      32,345,107
  Fund Shares Repurchased...................................       9,189,722
  Distributor and Affiliates................................       1,359,516
  Income Distributions......................................       1,043,458
  Investment Advisory Fee...................................         783,722
Accrued Expenses............................................         460,182
Trustees' Deferred Compensation and Retirement Plans........         224,462
                                                              --------------
      Total Liabilities.....................................      45,406,169
                                                              --------------
NET ASSETS..................................................  $2,007,003,329
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,656,969,553
Net Unrealized Appreciation.................................     309,805,817
Accumulated Net Realized Gain...............................      37,263,154
Accumulated Undistributed Net Investment Income.............       2,964,805
                                                              --------------
NET ASSETS..................................................  $2,007,003,329
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,752,434,323 and 106,893,693 shares of
      beneficial interest issued and outstanding)...........  $        16.39
    Maximum sales charge (5.75%* of offering price).........            1.00
                                                              --------------
    Maximum offering price to public........................  $        17.39
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $204,697,651 and 12,494,408 shares of
      beneficial interest issued and outstanding)...........  $        16.38
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $49,871,355 and 3,044,224 shares of
      beneficial interest issued and outstanding)...........  $        16.38
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $ 37,764,960
Interest....................................................     7,380,310
                                                              ------------
    Total Income............................................    45,145,270
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     8,622,243
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,539,925, $1,577,357 and $240,949,
  respectively).............................................     5,358,231
Shareholder Services........................................     2,761,705
Custody.....................................................       110,222
Legal.......................................................        66,805
Trustees' Fees and Expenses.................................        37,388
Other.......................................................       956,651
                                                              ------------
    Total Expenses..........................................    17,913,245
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 27,232,025
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $248,030,695
  Futures...................................................     2,329,674
                                                              ------------
Net Realized Gain...........................................   250,360,369
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   255,707,460
                                                              ------------
  End of the Period:
  Investments...............................................   309,719,692
  Futures...................................................        86,125
                                                              ------------
                                                               309,805,817
                                                              ------------
Net Unrealized Appreciation During the Period...............    54,098,357
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $304,458,726
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $331,690,751
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------


                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................. $   27,232,025       $  24,433,536
Net Realized Gain.....................................    250,360,369         267,175,662
Net Unrealized Appreciation During the Period.........     54,098,357          97,119,326
                                                       --------------       -------------
Change in Net Assets from Operations..................    331,690,751         388,728,524
                                                       --------------       -------------
Distributions from Net Investment Income:
  Class A Shares......................................    (26,565,926)        (20,935,347)
  Class B Shares......................................     (1,559,063)           (802,099)
  Class C Shares......................................       (279,636)            (68,046)
                                                          -----------       -------------
                                                          (28,404,625)        (21,805,492)
                                                       --------------       -------------
Distributions from Net Realized Gain:
  Class A Shares......................................   (252,009,151)       (214,376,498)
  Class B Shares......................................    (26,759,641)        (16,706,248)
  Class C Shares......................................     (5,604,576)         (1,451,558)
                                                       --------------       -------------
                                                         (284,373,368)       (232,534,304)
                                                       --------------       -------------
Total Distributions...................................   (312,777,993)       (254,339,796)
                                                       --------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     18,912,758         134,388,728
                                                       --------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................  1,592,909,683         817,288,119
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................    288,459,416         234,713,290
Cost of Shares Repurchased............................ (1,546,025,177)       (855,710,525)
                                                       --------------       -------------
Net Change in Net Assets from Capital Transactions....    335,343,922         196,290,884
                                                       --------------       -------------
TOTAL INCREASE IN NET ASSETS..........................    354,256,680         330,679,612
NET ASSETS:
Beginning of the Period...............................  1,652,746,649       1,322,067,037
                                                       --------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of $2,964,805 and $4,137,405,
  respectively)....................................... $2,007,003,329      $1,652,746,649
                                                       ==============      ==============


                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                      Year Ended December 31
                                        ---------------------------------------------------
            Class A Shares               1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $16.204   $ 14.785   $  14.54   $  12.40   $  16.38
                                        -------   --------   --------   --------   --------
Net Investment Income.................     .268       .275       .264        .26        .31
Net Realized and Unrealized
  Gain/Loss...........................    2.875      3.966      2.828     4.1125       (.92)
                                        -------   --------   --------   --------   --------
Total from Investment Operations......    3.143      4.241      3.092     4.3725       (.61)
                                        -------   --------   --------   --------   --------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .280       .250       .255        .27      .3225
  Distributions from Net Realized
    Gain..............................    2.673      2.572      2.592     1.9625     3.0475
                                        -------   --------   --------   --------   --------
Total Distributions...................    2.953      2.822      2.847     2.2325       3.37
                                        -------   --------   --------   --------   --------
Net Asset Value, End of the Period....  $16.394   $ 16.204   $ 14.785   $  14.54   $  12.40
                                        =======   ========   ========   ========   ========
Total Return (a)......................   20.12%     29.92%     22.34%     36.16%     (3.67%)
Net Assets at End of the Period (In
  millions)...........................  $1,752.4  $1,518.7   $1,240.9   $1,071.4   $  871.6
Ratio of Expenses to Average Net
  Assets (b)..........................     .91%       .94%      1.00%       .96%      1.01%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    1.59%      1.71%      1.71%      1.82%      1.93%
Portfolio Turnover....................     102%       114%       176%       151%       136%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended December 31
                                               ------------------------------------------------
               Class B Shares                   1998      1997      1996      1995       1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........  $16.209   $14.802   $ 14.56   $ 12.42   $  16.40
                                               -------   -------   -------   -------   --------
Net Investment Income........................     .131      .145      .144       .14        .16
Net Realized and Unrealized Gain/Loss........    2.876     3.964     2.825    4.1125      (.905)
                                               -------   -------   -------   -------   --------
Total from Investment Operations.............    3.007     4.109     2.969    4.2525      (.745)
                                               -------   -------   -------   -------   --------
Less:
  Distributions from and in Excess of Net
    Investment Income........................     .160      .130      .135       .15      .1875
  Distributions from Net Realized Gain.......    2.673     2.572     2.592    1.9625     3.0475
                                               -------   -------   -------   -------   --------
Total Distributions..........................    2.833     2.702     2.727    2.1125      3.235
                                               -------   -------   -------   -------   --------
Net Asset Value, End of the Period...........  $16.383   $16.209   $14.802   $ 14.56   $  12.42
                                               =======   =======   =======   =======   ========
Total Return (a).............................   19.13%    28.88%    21.39%    34.99%     (4.41%)
Net Assets at End of the Period (In
  millions)..................................  $ 204.7   $ 123.1   $  75.4   $  45.2   $   22.0
Ratio of Expenses to Average Net Assets
  (b)........................................    1.70%     1.74%     1.80%     1.79%      1.84%
Ratio of Net Investment Income to Average Net
  Assets (b).................................     .79%      .92%      .91%      .96%      1.12%
Portfolio Turnover...........................     102%      114%      176%      151%       136%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended December 31
                                          ---------------------------------------------------
            Class C Shares                 1998      1997      1996      1995      1994 (a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................   $16.210   $14.805   $ 14.56   $ 12.41   $     16.39
                                          -------   -------   -------   -------   -----------
Net Investment Income..................      .127      .144      .151       .15           .18
Net Realized and Unrealized
  Gain/Loss............................     2.878     3.963     2.821    4.1125         (.925)
                                          -------   -------   -------   -------   -----------
Total from Investment Operations.......     3.005     4.107     2.972    4.2625         (.745)
                                          -------   -------   -------   -------   -----------
Less:
  Distributions from and in Excess of
    Net Investment Income..............      .160      .130      .135       .15         .1875
  Distributions from Net Realized
    Gain...............................     2.673     2.572     2.592    1.9625        3.0475
                                          -------   -------   -------   -------   -----------
Total Distributions....................     2.833     2.702     2.727    2.1125         3.235
                                          -------   -------   -------   -------   -----------
Net Asset Value, End of the Period.....   $16.382   $16.210   $14.805   $ 14.56   $     12.41
                                          =======   =======   =======   =======   ===========
Total Return (b).......................    19.13%    28.89%    21.38%    35.11%        (4.43%)
Net Assets at End of the Period (In
  millions)............................   $  49.9   $  10.9   $   5.8   $   4.1   $       2.3
Ratio of Expenses to Average Net Assets
  (c)..................................     1.71%     1.74%     1.80%     1.79%         1.85%
Ratio of Net Investment Income to
  Average Net Assets (c)...............      .78%      .92%      .92%      .97%         1.15%
Portfolio Turnover.....................      102%      114%      176%      151%          136%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1998
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and the mark to market of open futures contracts at December 31, 1998.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,740,200,182, the aggregate gross unrealized appreciation is $354,312,311 and the aggregate gross unrealized depreciation is $59,338,388, resulting in net unrealized appreciation on long- and short-term investments of $294,973,923.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                               December 31, 1998
--------------------------------------------------------------------------------

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1998. The Fund designated and paid $178,162,651 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................     .50 of 1%
Next $1 billion.......................................     .45 of 1%
Next $1 billion.......................................     .40 of 1%
Over $3 billion.......................................     .35 of 1%

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $66,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $429,400 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $2,111,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               December 31, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $1,406,164,043, $198,652,059 and
$52,153,451 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                  SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................   83,732,230    $ 1,415,589,727
  Class B..................................    5,791,567         97,707,747
  Class C..................................    4,751,195         79,612,209
                                             -----------    ---------------
Total Sales................................   94,274,992    $ 1,592,909,683
                                             ===========    ===============
Dividend Reinvestment:
  Class A..................................   15,656,535    $   256,645,127
  Class B..................................    1,608,779         26,272,540
  Class C..................................      342,409          5,541,749
                                             -----------    ---------------
Total Dividend Reinvestment................   17,607,723    $   288,459,416
                                             ===========    ===============
Repurchases:
  Class A..................................  (86,217,522)   $(1,460,462,850)
  Class B..................................   (2,505,505)       (42,032,661)
  Class C..................................   (2,722,355)       (43,529,666)
                                             -----------    ---------------
Total Repurchases..........................  (91,445,382)   $(1,546,025,177)
                                             ===========    ===============

                               December 31, 1998
--------------------------------------------------------------------------------


    At December 31, 1997, capital aggregated $1,194,392,039, $116,704,433 and
$10,529,159 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   45,998,404    $ 744,890,923
  Class B...................................    3,397,175       54,818,021
  Class C...................................    1,047,262       17,579,175
                                              -----------    -------------
Total Sales.................................   50,442,841    $ 817,288,119
                                              ===========    =============
Dividend Reinvestment:
  Class A...................................   13,786,947    $ 217,128,859
  Class B...................................    1,028,368       16,221,126
  Class C...................................       86,370        1,363,305
                                              -----------    -------------
Total Dividend Reinvestment.................   14,901,685    $ 234,713,290
                                              ===========    =============
Repurchases:
  Class A...................................  (49,991,503)   $(810,383,665)
  Class B...................................   (1,916,981)     (30,944,192)
  Class C...................................     (852,871)     (14,382,668)
                                              -----------    -------------
Total Repurchases...........................  (52,761,355)   $(855,710,525)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First...........................................    5.00%           1.00%
Second..........................................    4.00%            None
Third...........................................    3.00%            None
Fourth..........................................    2.50%            None
Fifth...........................................    1.50%            None
Sixth and Thereafter............................     None            None

                               December 31, 1998
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $631,500 and CDSC on redeemed shares of approximately $346,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,795,883,719 and $1,744,734,440, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               December 31, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................    -0-
Futures Opened..............................................    223
Futures Closed..............................................   (173)
                                                               ----
Outstanding at December 31, 1998............................     50
                                                               ====

    The futures contracts outstanding as of December 31, 1998, and the description and unrealized appreciation is as follows:

                                                             UNREALIZED
                                                CONTRACTS   APPRECIATION
------------------------------------------------------------------------
Long Contracts:
S&P 500 Future March 1999
  (Current Notional Value $311,375 per
  contract)....................................     50        $86,125
                                                    ==        =======

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $1,635,310.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Comstock Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 1, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS

Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                            VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

                      TAX NOTICE TO CORPORATE SHAREHOLDERS
   For 1998, 23.28% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32